FRE 408 For Settlement Discussion Only

DSG & DTC Combined Financial Model: Case 1

Below reflects management estimates of DSG performance including launch of DTC within DSG; DTC model reflects Case 1

($ millions)	2022E	2023E	2024E	2025E	2026E	2027E
DSG						
Distribution Revenue	$2,560	$2,518	$2,479	$2,435	$2,405	$2,389
Advertising and Other Revenue	447	474	507	516	544	552
(+) Adjustment for Allocation to DTC	(17)	(19)	(22)	(24)	(25)	(26)
Adj. Advertising and Other Revenue	430	454	485	492	519	526
Total Revenue	**$2,991**	**$2,972**	**$2,964**	**$2,926**	**$2,923**	**$2,915**
EBITDA [1]	$411	$372	$336	$270	$228	$185
(+) Adjustment for Allocation to DTC	50	52	50	51	50	50
Adj. EBITDA [1]	**$461**	**$424**	**$387**	**$321**	**$278**	**$235**
Memo:						
Management and Incentive Fee Cash	$48	$51	$60	$49	$49	$47
Management and Incentive Fee Deferral	100	102	99	87	89	92
DTC						
Average Paid Streaming / Features Subscribers (000s) [2]	332	1,705	2,959	4,133	5,020	5,880
Revenue	**$111**	**$409**	**$667**	**$909**	**$1,108**	**$1,285**
EBITDA	**(125)**	**(14)**	**81**	**191**	**253**	**307**
DSG + DTC						
Total Revenue	**$3,101**	**$3,382**	**$3,631**	**$3,836**	**$4,031**	**$4,200**
Total Adj. EBITDA [1]	**336**	**410**	**467**	**512**	**531**	**543**
Capex						
DSG	($25)	($20)	($20)	($10)	($10)	($10)
DTC	(5)	(2)	(2)	(2)	(2)	(2)
Total Capex	**($30)**	**($22)**	**($22)**	**($12)**	**($12)**	**($12)**
Other Cash Flow Items						
Term Loan B - Scheduled Debt Amortization [3]	($33)	($33)	($33)	($33)	($33)	($33)
Cash Distributions from Equity Investments	59	63	63	63	63	63
Cash Distributions to JV Partners	(85)	(67)	(59)	(51)	(51)	(46)
Distributor Rebates	(186)	--	--	--	--	--
Working Capital / Non-Cash Items	(37)	2	12	16	(7)	(25)

Note: DSG estimated 12/31/21 cash balance of $434mm

Note: Cash sports rights payments expected to grow ~2-3% annually off a basis of 2021E cash sports rights payments of $2.0bn (adjusted for $111mm rebate in 2021)

1. Includes benefit of cash management fee deferral

2. Average Paid Streaming / Features Subscribers based on the sum of the average monthly subscribers during which DTC is projected to be in market

3. Assumes Term Loan B extended post-maturity in 2026 at current terms

MOELIS & COMPANY WILMERHALE

1

FRE 408 For Settlement Discussion Only

DSG & DTC Combined Financial Model: Case 2

Below reflects management estimates of DSG performance including launch of DTC within DSG; DTC model reflects Case 2

($ millions)	2022E	2023E	2024E	2025E	2026E	2027E
DSG						
Distribution Revenue	$2,560	$2,518	$2,479	$2,435	$2,405	$2,389
Advertising and Other Revenue	447	474	507	516	544	552
(+) Adjustment for Allocation to DTC	(17)	(19)	(22)	(24)	(25)	(26)
Adj. Advertising and Other Revenue	430	454	485	492	519	526
Total Revenue	**$2,991**	**$2,972**	**$2,964**	**$2,926**	**$2,923**	**$2,915**
EBITDA [1]	$396	$357	$321	$255	$210	$164
(+) Adjustment for Allocation to DTC	50	52	50	51	50	50
Adj. EBITDA [1]	**$446**	**$409**	**$372**	**$306**	**$260**	**$214**
Memo:						
Management and Incentive Fee Cash	$63	$66	$75	$64	$68	$68
Management and Incentive Fee Deferral	85	87	84	72	71	70
DTC						
Average Paid Streaming / Features Subscribers (000s) [2]	332	2,560	4,329	6,065	7,350	8,609
Revenue	**$214**	**$557**	**$894**	**$1,221**	**$1,476**	**$1,711**
EBITDA	**(64)**	**31**	**148**	**285**	**371**	**444**
DSG + DTC						
Total Revenue	**$3,205**	**$3,530**	**$3,859**	**$4,148**	**$4,399**	**$4,626**
Total Adj. EBITDA [1]	**382**	**440**	**520**	**591**	**630**	**658**
Capex						
DSG	($25)	($20)	($20)	($10)	($10)	($10)
DTC	(5)	(2)	(2)	(2)	(2)	(2)
Total Capex	**($30)**	**($22)**	**($22)**	**($12)**	**($12)**	**($12)**
Other Cash Flow Items						
Term Loan B - Scheduled Debt Amortization [3]	($33)	($33)	($33)	($33)	($33)	($33)
Cash Distributions from Equity Investments	59	63	63	63	63	63
Cash Distributions to JV Partners	(85)	(67)	(59)	(51)	(51)	(46)
Distributor Rebates	(186)	--	--	--	--	--
Working Capital / Non-Cash Items	(37)	2	12	16	(7)	(25)

Note: DSG estimated 12/31/21 cash balance of $434mm

Note: Cash sports rights payments expected to grow ~2-3% annually off a basis of 2021E cash sports rights payments of $2.0bn (adjusted for $111mm rebate in 2021)

1. Includes benefit of cash management fee deferral
2. Average Paid Streaming / Features Subscribers based on the sum of the average monthly subscribers during which DTC is projected to be in market
3. Assumes Term Loan B extended post-maturity in 2026 at current terms

MOELIS & COMPANY WILMERHALE 2

FRE 408 For Settlement Discussion Only

DSG & DTC Combined Financial Model: Case 3

Below reflects management estimates of DSG performance including launch of DTC within DSG; DTC model reflects Case 3

($ millions)	2022E	2023E	2024E	2025E	2026E	2027E
DSG						
Distribution Revenue	$2,560	$2,518	$2,479	$2,435	$2,405	$2,389
Advertising and Other Revenue	447	474	507	516	544	552
(+) Adjustment for Allocation to DTC	(17)	(19)	(22)	(24)	(25)	(26)
Adj. Advertising and Other Revenue	430	454	485	492	519	526
Total Revenue	**$2,991**	**$2,972**	**$2,964**	**$2,926**	**$2,923**	**$2,915**
EBITDA [1]	$396	$357	$301	$235	$193	$150
(+) Adjustment for Allocation to DTC	50	52	50	51	50	50
Adj. EBITDA [1]	**$446**	**$409**	**$352**	**$286**	**$243**	**$200**
Memo:						
Management and Incentive Fee Cash	$63	$66	$95	$84	$84	$82
Management and Incentive Fee Deferral	85	87	64	52	54	57
DTC						
Average Paid Streaming / Features Subscribers (000s) [2]	332	4,250	7,600	11,304	13,653	16,074
Revenue	**$279**	**$859**	**$1,454**	**$2,087**	**$2,474**	**$2,871**
EBITDA	**(36)**	**150**	**394**	**678**	**877**	**1,034**
DSG + DTC						
Total Revenue	**$3,270**	**$3,831**	**$4,418**	**$5,014**	**$5,397**	**$5,787**
Total Adj. EBITDA [1]	**410**	**559**	**746**	**964**	**1,121**	**1,235**
Capex						
DSG	($25)	($20)	($20)	($10)	($10)	($10)
DTC	(5)	(2)	(2)	(2)	(2)	(2)
Total Capex	**($30)**	**($22)**	**($22)**	**($12)**	**($12)**	**($12)**
Other Cash Flow Items						
Term Loan B - Scheduled Debt Amortization [3]	($33)	($33)	($33)	($33)	($33)	($33)
Cash Distributions from Equity Investments	59	63	63	63	63	63
Cash Distributions to JV Partners	(85)	(67)	(59)	(51)	(51)	(46)
Distributor Rebates	(186)	--	--	--	--	--
Working Capital / Non-Cash Items	(37)	2	12	16	(7)	(25)

Note: DSG estimated 12/31/21 cash balance of $434mm

Note: Cash sports rights payments expected to grow ~2-3% annually off a basis of 2021E cash sports rights payments of $2.0bn (adjusted for $111mm rebate in 2021)

1. Includes benefit of cash management fee deferral

2. Average Paid Streaming / Features Subscribers based on the sum of the average monthly subscribers during which DTC is projected to be in market

3. Assumes Term Loan B extended post-maturity in 2026 at current terms

MOELIS & COMPANY WILMERHALE

3

FRE 408 For Settlement Discussion Only

DTC Financial Model: Case 1

Total Users / Average Paying Subs	2022E	2023E	2024E	2025E	2026E	2027E
Free / TV Everywhere Users (000s) [1]	6,748	8,197	8,736	9,050	9,316	9,637
Features Subscribers (000s) [2]	67	623	1,104	1,619	2,025	2,433
Streaming Subscribers (000s) [3]	309	1,081	1,856	2,514	2,995	3,446

($ in millions)

Revenues	2022E	2023E	2024E	2025E	2026E	2027E
Streaming Subscription Revenue	$75	$243	$412	$553	$656	$753
Features Only Subscription Revenue	4	33	59	87	109	131
Advertising and Other Revenue	31	133	195	270	343	401
Total Revenue	**$111**	**$409**	**$667**	**$909**	**$1,108**	**$1,285**
YoY % Growth		*270%*	*63%*	*36%*	*22%*	*16%*
Total Cost of Revenue [4]	**$11**	**$40**	**$69**	**$93**	**$112**	**$129**
Gross Margin	**$99**	**$369**	**$598**	**$816**	**$996**	**$1,156**
Expenses	**2022E**	**2023E**	**2024E**	**2025E**	**2026E**	**2027E**
Operating Expenses [5]	$84	$223	$330	$419	$491	$568
Fixed Expenses [6]	140	159	187	206	252	281
Total Expenses	**$224**	**$383**	**$517**	**$625**	**$743**	**$849**
YoY % Growth		*71%*	*35%*	*21%*	*19%*	*14%*
Adj. EBITDA	**($125)**	**($14)**	**$81**	**$191**	**$253**	**$307**
EBITDA Margin	*nm*	*nm*	*12%*	*21%*	*23%*	*24%*
CapEx	$5	$2	$2	$2	$2	$2
Operating Cash Flow ($000s)	**($130)**	**($16)**	**$78**	**$189**	**$251**	**$305**

Note: DTC Case 1 includes the DTC rights that DSG currently possesses; does not include any benefit from fan engagement driven by sports betting legalization; weighted-average customer acquisition cost in 2027 projected to be approximately $58.00 per new inorganic subscription download

1. Assumes 2022 full year availability of the Bally Sports app
2. Assumes October 2022 launch of Features Only Subscription product (2022 Average Paying Subs is over three month period)
3. Assumes April 2022 launch of Streaming Subscription product (2022 Average Paying Subs is over nine month period)
4. Total Cost of Revenue includes local Entertainment Taxes (e.g. Chicago Entertainment Tax), Platform Fees (e.g. Apple, Google), and Credit Card Fees
5. Operating Expenses include Employee Expenses, Marketing Expenses, Production Expense, Acquired Content Expenses, Streaming Costs, and other G&A
6. Fixed Expenses include Product Development and League / Team Digital Fees

MOELIS & COMPANY WILMERHALE

4

FRE 408 For Settlement Discussion Only

DTC Financial Model: Case 2

Total Users / Average Paying Subs	2022E	2023E	2024E	2025E	2026E	2027E
Free / TV Everywhere Users (000s) [1]	6,748	8,197	8,736	9,050	9,316	9,637
Features Subscribers (000s) [2]	168	851	1,524	2,261	2,873	3,463
Streaming Subscribers (000s) [3]	683	1,709	2,805	3,804	4,477	5,146

($ in millions)

Revenues	2022E	2023E	2024E	2025E	2026E	2027E
Streaming Subscription Revenue	$175	$372	$604	$807	$946	$1,084
Features Only Subscription Revenue	7	47	85	126	161	194
Advertising and Other Revenue	32	138	206	288	370	433
Total Revenue	**$214**	**$557**	**$894**	**$1,221**	**$1,476**	**$1,711**
YoY % Growth		*160%*	*60%*	*37%*	*21%*	*16%*
Total Cost of Revenue [4]	**$26**	**$60**	**$99**	**$134**	**$159**	**$184**
Gross Margin	**$188**	**$497**	**$795**	**$1,087**	**$1,317**	**$1,527**
Expenses	**2022E**	**2023E**	**2024E**	**2025E**	**2026E**	**2027E**
Operating Expenses [5]	$112	$303	$448	$576	$668	$771
Fixed Expenses [6]	140	163	199	226	278	312
Total Expenses	**$252**	**$466**	**$647**	**$802**	**$946**	**$1,083**
YoY % Growth		*85%*	*39%*	*24%*	*18%*	*14%*
Adj. EBITDA	**($64)**	**$31**	**$148**	**$285**	**$371**	**$444**
EBITDA Margin	*nm*	*6%*	*17%*	*23%*	*25%*	*26%*
CapEx	$5	$2	$2	$2	$2	$2
Operating Cash Flow ($000s)	**($69)**	**$28**	**$146**	**$283**	**$368**	**$442**

Note: DTC Case 2 assumes rights for additional teams at launch for which DSG has linear rights; does not include any benefit from fan engagement driven by sports betting legalization; weighted-average customer acquisition cost in 2027 projected to be approximately $58.00 per new inorganic subscription download

1. Assumes 2022 full year availability of the Bally Sports app
2. Assumes October 2022 launch of Features Only Subscription product (2022 Average Paying Subs is over three month period)
3. Assumes April 2022 launch of Streaming Subscription product (2022 Average Paying Subs is over nine month period)
4. Total Cost of Revenue includes local Entertainment Taxes (e.g. Chicago Entertainment Tax), Platform Fees (e.g. Apple, Google), and Credit Card Fees
5. Operating Expenses include Employee Expenses, Marketing Expenses, Production Expense, Acquired Content Expenses, Streaming Costs, and other G&A
6. Fixed Expenses include Product Development and League / Team Digital Fees

MOELIS & COMPANY WILMERHALE
5

FRE 408 For Settlement Discussion Only

DTC Financial Model: Case 3

Total Users / Average Paying Subs	2022E	2023E	2024E	2025E	2026E	2027E
Free / TV Everywhere Users (000s) [1]	6,748	8,197	8,736	9,050	9,316	9,637
Features Subscribers (000s) [2]	235	1,275	2,466	3,917	5,219	6,372
Streaming Subscribers (000s) [3]	975	2,975	5,133	7,387	8,434	9,702

($ in millions)

Revenues	2022E	2023E	2024E	2025E	2026E	2027E
Streaming Subscription Revenue	$237	$635	$1,074	$1,506	$1,706	$1,951
Features Only Subscription Revenue	9	75	149	243	325	399
Advertising and Other Revenue	33	148	231	338	443	521
Total Revenue	**$279**	**$859**	**$1,454**	**$2,087**	**$2,474**	**$2,871**
YoY % Growth		*207%*	*69%*	*44%*	*19%*	*16%*
Total Cost of Revenue [4]	**$35**	**$102**	**$176**	**$252**	**$293**	**$338**
Gross Margin	**$244**	**$756**	**$1,278**	**$1,835**	**$2,181**	**$2,533**
Expenses	**2022E**	**2023E**	**2024E**	**2025E**	**2026E**	**2027E**
Operating Expenses [5]	$139	$428	$654	$882	$963	$1,113
Fixed Expenses [6]	140	178	230	275	341	385
Total Expenses	**$280**	**$606**	**$884**	**$1,158**	**$1,304**	**$1,499**
YoY % Growth		*117%*	*46%*	*31%*	*13%*	*15%*
Adj. EBITDA	**($36)**	**$150**	**$394**	**$678**	**$877**	**$1,034**
EBITDA Margin	*nm*	*17%*	*27%*	*32%*	*35%*	*36%*
CapEx	$5	$2	$2	$2	$2	$2
Operating Cash Flow ($000s)	**($41)**	**$147**	**$392**	**$675**	**$875**	**$1,032**

Note: DTC Case 3 includes same number of teams at launch as Case 2 and reflects lower churn in line with current comparable businesses and higher take rates compared to Case 2 driven by sports betting legalization; weighted-average customer acquisition cost in 2027 projected to be approximately $58.00 per new inorganic subscription download

1. Assumes 2022 full year availability of the Bally Sports app
2. Assumes October 2022 launch of Features Only Subscription product (2022 Average Paying Subs is over three month period)
3. Assumes April 2022 launch of Streaming Subscription product (2022 Average Paying Subs is over nine month period)
4. Total Cost of Revenue includes local Entertainment Taxes (e.g. Chicago Entertainment Tax), Platform Fees (e.g. Apple, Google), and Credit Card Fees
5. Operating Expenses include Employee Expenses, Marketing Expenses, Production Expense, Acquired Content Expenses, Streaming Costs, and other G&A
6. Fixed Expenses include Product Development and League / Team Digital Fees

MOELIS & COMPANY WILMERHALE

6